DREYFUS GROWTH OPPORTUNITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Growth Opportunity Fund, Inc. completed its annual reporting period ended February 28, 1998. Over this period, your Fund produced a total return of 15.62%* which compares with a total return of 34.99% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 30.98% for the Standard and Poor's Barra Value Index.***
    The performance results of the Fund during this measurement period were certainly below our expectations relative to these indices. Given that we position the Fund for where we believe the market is going and not where it has been, it can occasionally take some time for the market to realize the value of our investments. Value investing can require some patience. Regardless, we have made changes in the holdings, and hope to look back on this period as one of abnormality.
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad-based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below year-ago levels, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
Market Overview
    Only four months after enduring the largest-ever one-day drop in the Dow Jones Industrial Average, the stock market was back again setting new records by the end of February.
    The widely followed Dow Jones Industrials had broken new ground, and the more widely based S&P 500 had also achieved a new record. Smaller stocks, as represented by the Russell 2000 Index, had not recouped the ground lost last fall, and the NASDAQ Composite, while close to its previous high, had not climbed all the way back. Yet signs of market strength continued into early March, especially for the largest stocks.
    How solid was this recovery from last October's lows? One lesson to be learned was that the market was highly sensitive to any bad news, especially about corporate profits. Despite the market's resilience, a number of stocks
- particularly in the electronics sector - suffered reverses when companies forecast lower earnings for the early months of 1998.
    In late 1997, large stocks, particularly heavily capitalized global corporations, had been depressed in price by the so-called "Asian flu" - the severe financial problems affecting Japan, Korea, Singapore, Thailand, Indonesia and the Philippines. In the new year, however, these companies appeared to make an adjustment to the Asian problems. In addition, very large companies were sought out by investors as offering a better refuge in uncertain times than small and medium-size companies.
    And the weapons-inspection crisis with Iraq, though it eased with an agreement at the close of the fiscal period, provided more reasons for investors to seek out the large, well-established stocks.
    As the stock market approached its spring quarter, there was no shortage of reasons to worry whether the recent strength could be maintained. For one, there was the ever-present fear that the Fed might try to curb ebullience in the market - and the U.S. economy - by raising interest rates again. Also, there were predictions that the Asian flu had yet to make its full force felt in the American economy. Then there were the uncertainties brought on by the White House scandals, continued defiance by Iraq's Saddam Hussein, and the advance shadow of the approaching midterm elections.
    Even though interest rates have crept up in early 1998, the average price of stocks in the S & P 500 stood at 26 times operating earnings at the end of February compared to 20.7 a year earlier. And the dividend yield of stocks in the S&P 500 was at an all-time low of 1.51%.
    Nonetheless, the resilience of the stock market was supported by a number of impressive factors. Inflation is lower than at any time in a generation. Interest rates are low by most recent standards. And corporate profits, though likely to be lower than last year, have still been growing at double-digit rates. In addition, cash flows into mutual funds and into stocks have been setting new records.
    Market bears interpret these developments as signs that a market "top" is close at hand. However, recent swings in stock prices indicate that many investors still regard drops in the market as a good opportunity to acquire more shares at reasonable prices.
Portfolio Focus
    Performance during this past year was somewhat restrained by our disciplined value investing approach. As the period began, we believed that the valuation of most major market benchmarks and many of the largest securities had become excessive during this past year, and we constructed an investment portfolio with a relatively low correlation to the S&P 500. In doing so, we believed that the risk level of the Fund was significantly lower than that of major benchmarks, and that the values we uncovered would eventually be realized. While the market was more than cooperative through much of the year, during the fall months the Fund was negatively impacted by the Asian economic crisis. Many of the same companies and sectors that had done so well earlier in the year were penalized during the fourth calendar quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices in a weaker global marketplace. Late in the calendar year, we restructured the Fund's security holdings for this new economic environment, favoring domestically oriented companies and businesses with less economic cyclicality.

Value Investing and Our Investment Process
    To briefly review our investment philosophy, while there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies to result in superior and more consistent long-term investment returns. As value investors, we want to buy growing companies, but we want to pay as little for them as we have to. In this sense, it is designed to be a lower-risk, more conservative style of equity investing.
    Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.
Examples of Our Investment Process
    While discussing all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in the Fund is not possible in this short report, provided below are several brief examples of securities actually owned by your Fund.
    One of the securities in the Fund during part of the annual period was Owens-Illinois, primarily a manufacturer of glass containers for consumable items like food and beverages. We bought the stock in November of 1997 and continued to own it at the end of the Fund's fiscal year.
    When we evaluated Owens-Illinois, our computer model showed it to be a competitively priced value stock. We expected to be paid in total earnings power more than the risk-free interest rate than we could have received from a fairly long-term U.S. Treasury investment. Additionally, our multifactor computer model calculated an overall score for Owens-Illinois of +3, with zero being the average security score. Various factors in the model demonstrated that the security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well positioned for the current economic and market environment. The glass container industry had consolidated from about sixteen North American manufacturers in 1981 to only three major players today, and this oligopoly was expected to lead to higher selling prices. Further, the trend away from glass containers appeared to be stabilizing, if not reversing, as glass gives a perception of quality. International markets were the primary future growth engines for the company since, by offering to share its proprietary manufacturing technology, Owens-Illinois had the inside track on making acquisitions of foreign companies. Finally, management itself owned 20% of the company, and we believe it to be an advantage when management's financial interests are the same as those of our shareholders.

    Owens-Illinois appreciated nicely and remained an attractive investment for the Fund as of the date of this letter. Operations remained fundamentally strong. During 1997, the company delivered earnings per share more than ten cents greater than Wall Street analysts had been forecasting a year before when we had first started our in-depth analysis of the company.
    During the annual period, Digital Equipment was a Fund holding that initially did not perform well but had its inherent value realized via a takeover by Compaq Computer. Digital is a computer hardware and services company that became tarnished by the Asian economic crisis, given its significant exposure to those foreign markets. When we purchased the stock in late October, the timing was unfortunate since its stock price was hurt only days later by the overall stock market's negative reaction to the Asian crisis. Eventually the stock price declined enough that it triggered one of our security sale rules which attempts to protect the Fund from large losses. After carefully reconsidering the investment thesis behind our holding and all available fundamental data, we decided to retain ownership at least temporarily. Digital's stock price subsequently stopped declining, appreciated sharply in mid-January of 1998, and the company received a takeover proposal from Compaq Computer later that month. The result was that Digital became a solid winner for the Fund.
    Intel, the computer microprocessor manufacturer of the actual "brains" of computers, was already held in the Fund at the start of the fiscal year. According to our computer valuation model, Intel was a value stock given an earnings yield greater than the 5-year U.S. Treasury Bond yield. Our multifactor computer-model score was only average for the security, but we believed that this data told only part of the story and that other strong fundamental factors existed to warrant purchase. Primarily, Wall Street analysts had become pessimistic about the stock, depressing the share price, because of its product transition to the new Pentium II microprocessor. Delays and fire sale pricing of old microprocessors were the primary concerns of the consensus analysis. In all of this pessimism and concern over what we believed were transitory issues, we saw opportunity.
    In mid-August of 1997, we sold Intel when the valuation of the security could no longer be justified. Due to appreciation in the stock price, Intel's earnings yield had dropped below the minimum risk-free interest rate, that of the 90-day U.S. Treasury Bill. At this point, we were no longer being paid even the minimum risk-free rate to own the security and, theoretically at such a level, we would prefer to own the risk-free security. We sold the stock and looked for another inexpensive equity security in which to reinvest the proceeds. Additionally, while Intel's operating fundamentals at the time remained strong, we were worried that Wall Street analysts had become too optimistic about the company and that expectations had become too high. In fact, soon after our sale, overly optimistic Wall Street earnings estimates were cut and the stock entered a period of underperformance that lasted through the end of the year. During the period that we owned the stock, it made a significant contribution to the Fund's total return.
    This type of detailed fundamental analysis is performed every day for your Fund. Obviously, not all portfolio holdings have been as rewarding as those discussed in this letter, but every current and potential new holding within the Fund is subjected to the same rigorous standards on a regular basis. Of course, portfolio holdings may change at any time, and specific companies mentioned in this letter may no longer be Fund holdings.
Plus and Minus
    In addition to Owens-Illinois, Digital Equipment and Intel, investment results during this annual period benefited from holdings such as CNF Transportation, Equitable Cos., Cooper Cameron, Travelers, Storage Technology, Dayton Hudson, and Pier 1 Imports. Relative performance results during the fiscal year were penalized by holdings including Cabletron Systems, Micron Technology, 3Com, Georgia-Pacific, Adaptec, and Fruit of the Loom, Cl.A.

    We will continue to manage your investments with dedication and discipline.
                              Sincerely,

                      [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
March 25, 1998
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Standard & Poor's Barra
Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

DREYFUS GROWTH OPPORTUNITY FUND, INC.               FEBRUARY 28, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH OPPORTUNITY FUND, INC.
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$272,284
Standard & Poor's 500
Composite Stock
Price Index*
$192,859
Dreyfus Growth
Opportunity Fund, Inc.
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns

            One Year Ended             Five Years Ended             Ten Years Ended         From Inception (2/4/72)
          February 28, 1998           February 28, 1998            February 28, 1998          to February 28, 1998
        ____________________        ____________________         _____________________      __________________________
                15.62%                      14.40%                       12.07%                      12.02%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/4/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/72 is used as the beginning value on 2/4/72. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely-accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                           FEBRUARY 28, 1998
Common Stocks-95.7%                                                                               Shares               Value
                                                                                               _____________       _____________
          Commercial Services-2.1%   Ikon Office Solutions                                           320,000       $  10,460,000
                                                                                                                   _____________

            Consumer Durables-2.1%   General Motors                                                  159,000          10,961,063
                                                                                                                   _____________

        Consumer Non-Durables-8.6%   Kimberly - Clark                                                215,000          11,972,812
                                     Philip Morris Cos......................                         251,000          10,902,812
                                     RJR Nabisco Holdings...................                         275,000           9,504,688
                                     Warnaco Group, Cl. A...................                         312,000          11,583,000
                                                                                                                   _____________
                                                                                                                      43,963,312
                                                                                                                   _____________

            Consumer Services-3.8%   Circus Circus Enterprises                                       325,000 (a)       7,150,000
                                     La Quinta Inns.........................                         565,000          12,006,250
                                                                                                                   _____________
                                                                                                                      19,156,250
                                                                                                                   _____________

       Electronic Technology-12.8%   Adaptec..................................                       215,000 (a)       5,684,062
                                     Ceridian...............................                         220,000          10,243,750
                                     Digital Equipment......................                         200,000 (a)      11,387,500
                                     International Business Machines........                         116,000          12,114,750
                                     Lockheed Martin........................                         100,000          11,668,750
                                     Raytheon, Cl. A........................                          10,139             588,062
                                     Storage Technology.....................                         193,000 (a)      13,172,250
                                                                                                                   _____________
                                                                                                                      64,859,124
                                                                                                                   _____________

             Energy Minerals-10.3%   British Petroleum, A.D.S...................................     120,000           9,922,500
                                     Mobil..................................                         140,000          10,141,250
                                     Phillips Petroleum.....................                         215,000          10,535,000
                                     Tosco..................................                         323,500          12,009,937
                                     USX - Marathon Group...................                         284,000           9,815,750
                                                                                                                   _____________
                                                                                                                      52,424,437
                                                                                                                   _____________

                     Finance-18.5%   Allstate..................................                      100,000           9,325,000
                                     BankAmerica............................                         153,000          11,857,500
                                     Bankers Trust New York.................                          95,000          11,233,750
                                     Chase Manhattan........................                          95,000          11,785,937
                                     Citicorp...............................                          77,000          10,202,500
                                     Equitable Cos..........................                         256,000          13,392,000
                                     NationsBank............................                         192,000          13,152,000
                                     Travelers..............................                         234,500          13,073,375
                                                                                                                   _____________
                                                                                                                      94,022,062
                                                                                                                   _____________

            Health Technology-4.6%   Amgen..................................                         195,000 (a)      10,359,375
                                     Biogen.................................                         300,000          13,237,500
                                                                                                                   _____________
                                                                                                                      23,596,875
                                                                                                                   _____________

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      FEBRUARY 28, 1998
Common Stocks (continued)                                                                         Shares              Value
                                                                                               _____________       _____________
          Industrial Services-1.7%   Cooper Cameron..................................                159,000 (a)  $    8,526,375
                                                                                                                   _____________
           Process Industries-2.1%   Owens - Illinois                                                286,000 (a)      10,975,250
                                                                                                                   _____________
       Producer Manufacturing-9.2%   General Electric                                                200,000          15,550,000
                                     Masco..................................                         182,000           9,896,250
                                     Raychem................................                         220,000           9,556,250
                                     Xerox..................................                         135,000          11,972,813
                                                                                                                   _____________
                                                                                                                      46,975,313
                                                                                                                   _____________

                 Retail Trade-4.8%   American Stores..................................               500,000          12,593,750
                                     Sears, Roebuck.........................                         220,000          11,673,750
                                                                                                                   _____________
                                                                                                                      24,267,500
                                                                                                                   _____________

               Transportation-4.1%   CNF Transportation..................................            262,000          10,250,750
                                     CSX.........................................                    187,000          10,460,313
                                                                                                                   _____________
                                                                                                                      20,711,063
                                                                                                                   _____________

                   Utilities-11.0%   AT&T..................................                          200,000          12,175,000
                                     Ameritech..............................                         246,000          10,255,125
                                     Coastal................................                         180,000          11,452,500
                                     Dominion Resources.....................                         86,000            3,429,250
                                     Empresa Nacional Electricidad, A.D.S...                         495,000           9,126,563
                                     Telefonos de Mexico, Cl. L, A.D.R......                         185,000           9,377,188
                                                                                                                   _____________
                                                                                                                      55,815,626
                                                                                                                   _____________
                                     TOTAL COMMON STOCKS
                                       (cost $385,895,976)..................                                        $486,714,250
                                                                                                                   =============



Convertible Preferred Stocks-2.1%

                          Banking;   Sanwa Fin., 1.25% (Units)
                                       (cost $10,224,504)...................                             425 (b)   $  10,389,076
                                                                                                                   =============


                                                                                                 Principal
Convertible Corporate Bonds-1.9%                                                                  Amount
                                                                                               _____________
                          Finance;   Sumitomo Bank Treasury Company, Bond,
                                       9.40%, 12/29/2049
                                       (cost $9,480,000)....................                   $   9,400,000 (b)  $    9,606,913
                                                                                                                   =============


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  FEBRUARY 28, 1998
                                                                                                 Principal
Short-Term Investments-2.8%                                                                        Amount             Value
                                                                                               _____________       _____________
              U.S. Treasury Bills;   5.28%, 4/23/1998
                                       (cost $14,355,555)...................                     $14,468,000 (c)   $  14,353,847
                                                                                                                   =============

TOTAL INVESTMENTS (cost $419,956,035).......................................                          102.5%        $521,064,086
                                                                                                     =======       =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (2.5%)      $ (12,501,633)
                                                                                                     =======       =============
NET ASSETS..................................................................                          100.0%        $508,562,453
                                                                                                     =======       =============




Notes to Statement of Investments:
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1998, these securities amounted to $19,995,989 or approximately 3.9% of net assets.
(c) Partially held by custodian in a segregated account as collateral for open Financial Futures positions.




STATEMENT OF FINANCIAL FUTURES                                                                          FEBRUARY 28, 1998
                                                                         Market Value                      Unrealized
                                                                          Covered by                      Appreciation
Financial Futures:                                        Contracts       Contracts        Expiration     at 2/28/98
_______________                                            ________    ____________        _________     ____________
S & P 500 March..............................                 25          $6,565,625       March 1998       $19,186
                                                                                                           ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                   FEBRUARY 28, 1998
                                                                                                    Cost           Value
                                                                                               _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments         $419,956,035    $521,064,086
                                 Cash.......................................                                         543,272
                                 Receivable for investment securities sold..                                       3,717,476
                                 Dividends and interest receivable..........                                         756,198
                                 Receivable for shares of Common Stock subscribed                                     37,639
                                 Prepaid expenses...........................                                          31,369
                                                                                                               _____________
                                                                                                                 526,150,040
                                                                                                               _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       366,872
                                 Payable for investment securities purchased                                      10,224,504
                                 Payable for shares of Common Stock redeemed                                       6,882,132
                                 Payable for futures variation margin-Note 4(a)                                       10,000
                                 Accrued expenses...........................                                         104,079
                                                                                                               _____________
                                                                                                                  17,587,587
                                                                                                               _____________

NET ASSETS..................................................................                                    $508,562,453
                                                                                                               =============

REPRESENTED BY:                  Paid-in capital............................                                    $417,386,757
                                 Accumulated undistributed investment income-net.......                               56,204
                                 Accumulated distributions in excess of net realized
                                    gain on investments.........................                                 (10,007,745)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions
                                   (including $19,186 net unrealized appreciation
                                 on financial futures)-Note 4(b)............                                     101,127,237
                                                                                                               _____________
NET ASSETS..................................................................                                    $508,562,453
                                                                                                               =============

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                      50,108,086

NET ASSET VALUE, offering and redemption price per share....................                                          $10.15
                                                                                                                      ======

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS                                                             YEAR ENDED FEBRUARY 28, 1998
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $108,293 foreign taxes
                                     withheld at source)..............                    $  7,114,000
                                 Interest.............................                         788,216
                                                                                          ____________
                                       Total Income...................                                           $  7,902,216
EXPENSES:                        Management fee-Note 3(a).............                       3,800,814
                                 Shareholder servicing costs-Note 3(b)                       1,203,892
                                 Custodian fees-Note 3(b).............                         107,021
                                 Directors' fees and expenses-Note 3(c)                         77,867
                                 Registration fees....................                          61,260
                                 Professional fees....................                          54,832
                                 Prospectus and shareholders' reports.                          40,985
                                 Interest expense-Note 2..............                          10,811
                                 Loan commitment fees-Note 2..........                           7,718
                                 Miscellaneous........................                           2,324
                                                                                          ____________
                                       Total Expenses.................                                              5,367,524
                                                                                                                 ____________
INVESTMENT INCOME-NET.................................................                                              2,534,692
                                                                                                                 ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions....                     $31,782,823
                                 Net realized gain (loss) on forward currency
                                     exchange contracts...............                         201,646
                                 Net realized gain (loss) on financial futures                (421,675)
                                                                                          ____________
                                       Net Realized Gain (Loss).......                                             31,562,794
                                 Net unrealized appreciation (depreciation)
                                     on investments and foreign currency transactions
                                     (including $19,186 net unrealized appreciation
                                     on financial futures)............                                             39,849,084
                                                                                                                 ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                             71,411,878
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                            $73,946,570
                                                                                                                 ============

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Year Ended           Year Ended
                                                                              February 28, 1998    February 28, 1997
                                                                              _________________      ________________
OPERATIONS:
    Investment income-net..........................................            $      2,534,692       $     3,942,195
    Net realized gain (loss) on investments........................                  31,562,794            77,699,484
    Net unrealized appreciation (depreciation) on investments......                  39,849,084             9,461,455
                                                                                _______________         _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations                73,946,570            91,103,134
                                                                                _______________         _____________

DIVIDENDS TO SHAREHOLDERS:
    From investment income-net.....................................                  (3,068,901)           (3,443,419)
    From net realized gain on investments..........................                 (56,678,537)          (51,853,831)
    In excess of net realized gain on investments..................                 (10,007,745)             ----
                                                                                _______________         _____________
      Total Dividends..............................................                 (69,755,183)          (55,297,250)
                                                                                _______________         _____________

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..................................               1,048,195,184           662,770,682
    Dividends reinvested...........................................                  67,665,439            53,467,286
    Cost of shares redeemed........................................              (1,083,149,719)         (699,623,243)
                                                                                _______________         _____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions......        32,710,904            16,614,725
                                                                                _______________         _____________
          Total Increase (Decrease) in Net Assets..................                  36,902,291            52,420,609

NET ASSETS:
    Beginning of Period............................................                 471,660,162           419,239,553
                                                                                _______________         _____________
    End of Period..................................................              $  508,562,453         $ 471,660,162
                                                                                ===============         =============

Undistributed investment income-net................................             $        56,204      $        590,413
                                                                                _______________         _____________

                                                                                    Shares                  Shares
                                                                                _______________         _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold....................................................                 100,050,474            65,581,850
    Shares issued for dividends reinvested.........................                   7,113,151             5,657,914
    Shares redeemed................................................                (103,202,945)          (68,950,505)
                                                                                _______________         _____________
      Net Increase (Decrease) in Shares Outstanding................                   3,960,680             2,289,259
                                                                                ===============         =============
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Fiscal Year Ended February 28,
                                                                ______________________________________________________
PER SHARE DATA:                                                  1998        1997         1996         1995         1994
                                                               _______     _______      _______      _______      _______
    Net asset value, beginning of period.........               $10.22      $ 9.56       $ 8.67       $10.89       $12.21
                                                               _______     _______      _______      _______      _______
    Investment Operations:
    Investment income (loss)-net.................                  .05         .10          .10          .10         (.02)
    Net realized and unrealized gain (loss) on investments        1.39        1.93         2.19         (.38)        1.30
                                                               _______     _______      _______      _______      _______
    Total from Investment Operations.............                 1.44        2.03         2.29         (.28)        1.28
                                                               _______     _______      _______      _______      _______
    Distributions:
    Dividends from investment income-net.........                 (.07)       (.09)        (.12)        (.09)           -
    Dividends from net realized gain on investments              (1.22)      (1.28)       (1.26)       (1.80)       (2.60)
    Dividends in excess of net realized gain on investments       (.22)          -         (.02)        (.05)           -
                                                               _______     _______      _______      _______      _______
    Total Distributions..........................                (1.51)      (1.37)       (1.40)       (1.94)       (2.60)
                                                               _______     _______      _______      _______      _______
    Net asset value, end of period...............               $10.15      $10.22       $ 9.56       $ 8.67       $10.89
                                                               =======     =======      =======      =======      =======
TOTAL INVESTMENT RETURN..........................                15.62%      22.35%       27.37%       (2.11%)      11.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 1.06%       1.06%        1.04%        1.10%        1.09%
    Ratio of net investment income (loss) to average net assets    .50%        .91%         .91%        1.09%        (.14%)
    Portfolio Turnover Rate......................               112.32%     137.38%      268.40%      242.75%      194.59%
    Average commission rate paid*................               $.0515      $.0578       $.0790            -            -
    Net Assets, end of period (000's Omitted)....             $508,562    $471,660     $419,240     $372,313     $463,323


* For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.
    The average daily amount of borrowings outstanding during the period ended February 28, 1998 was approximately $182,500, with a related weighted average annualized interest rate of 5.92%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also includes loan commitment fees) and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Manager will bear such excess expense. During the period ended February 28, 1998, there was no expense reimbursement pursuant to the Agreement.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the period ended February 28, 1998, the Fund was charged $821,355 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $258,492 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1998, the Fund was charged $107,021 pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended February 28, 1998 amounted to $548,357,901 and $566,927,976, respectively.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 1998, there were no forward currency exchange contracts outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 1998, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (B) At February 28, 1998, accumulated net unrealized appreciation on investments and financial futures was $101,127,237, consisting of $108,302,473 gross unrealized appreciation and $7,175,236 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS GROWTH OPPORTUNITY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Growth Opportunity Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statements of investments and financial futures, as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc. at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 31, 1998


DREYFUS GROWTH OPPORTUNITY FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.255 per share as a long-term capital gain distribution (of which 4.31% is subject to the 20% maximum Federal tax rate) of the $.936 per share paid on December 15, 1997 and also designates $.242 per share as a long-term capital gain distribution of the $.569 per share paid on March 31, 1997.
    The Fund also designates 17.64% of the ordinary dividends paid during the fiscal year ended February 28, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS GROWTH
OPPORTUNITY FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            018AR982
Registration Mark
[Dreyfus logo]
Growth
Opportunity
Fund, Inc.
Annual Report
February 28, 1998